UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

COLUMBIA PIPELINE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

On May 17, 2016, Columbia Pipeline Group, Inc. (“CPG”) filed the following Current Report on Form 8-K with the U.S. Securities and Exchange Commission with respect to the early termination on May 17, 2016 by the U.S. Federal Trade Commission of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the proposed acquisition of CPG by TransCanada Corporation.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2016

Columbia Pipeline Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500

Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

(713) 386-3701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events.

On May 17, 2016, Columbia Pipeline Group, Inc. (“CPG”) announced that the applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the proposed acquisition of CPG by TransCanada Corporation (“TransCanada”), was terminated early by the United States Federal Trade Commission on May 17, 2016.

Termination of the HSR Act waiting period satisfies one of the conditions to the closing of the proposed transaction, which remains subject to satisfaction of other customary closing conditions, including receipt of the approval of CPG stockholders. Assuming the required approval of CPG stockholders is obtained at the meeting scheduled for June 22, 2016, CPG and TransCanada expect that the closing of the transaction will be effective by July 1, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning CPG and the proposed merger with TransCanada. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this filing. Although CPG believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. CPG’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPG’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement with TransCanada; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; risks related to disruption of management’s attention from CPG’s ongoing business operations due to the pending merger; the impact of the announcement of the proposed merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the proposed merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the proposed merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPG’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015, as amended, and CPG’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this filing are expressly qualified in their entirety by such cautionary statements. CPG expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this filing except as required by applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CPG by TransCanada. In connection with the proposed merger transaction, CPG has filed a definitive proxy statement with the SEC on May 17, 2016, which CPG expects to commence disseminating to stockholders on or about May 18, 2016. BEFORE MAKING ANY VOTING DECISION, CPG’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and CPG’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through CPG’s website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN SOLICITATION

CPG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of CPG common stock in respect of the proposed merger. Information about the directors and executive officers of CPG can be found in CPG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 18, 2016, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on April 7, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the merger, which may be different than those of CPG’s stockholders generally, is contained in the definitive proxy statement filed with the SEC by CPG on May 17, 2016 in connection with the proposed merger.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Columbia Pipeline Group, Inc., dated May 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Group, Inc.

By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice President, Deputy General Counsel and Corporate Secretary

Date: May 17, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Columbia Pipeline Group, Inc., dated May 17, 2016.

Exhibit 99.1

5151 San Felipe Street, Suite 2500 Houston, Texas 77056 NYSE: CPGX

NEWS RELEASE	May 17, 2016

Columbia Pipeline Group Announces Early Termination of Hart-Scott-Rodino Waiting Period

Houston, TX, May 17, 2016 – Columbia Pipeline Group, Inc. (NYSE: CPGX) (“CPG”) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the proposed acquisition of CPG by TransCanada Corporation (TSX: TRP) (NYSE: TRP) (TransCanada), was terminated early by the United States Federal Trade Commission on May 17, 2016.

As previously announced on March 17, 2016, CPG entered into a definitive agreement to be acquired by TransCanada for $25.50 in cash per share of CPG common stock. Termination of the HSR Act waiting period is one of the specified conditions to which closing of the proposed acquisition is subject.

Assuming the required approval of CPG stockholders is obtained at the meeting scheduled for June 22, 2016, CPG and TransCanada expect that the closing of the transaction will be effective by July 1, 2016.

About Columbia Pipeline Group, Inc.

Columbia Pipeline Group, Inc. operates approximately 15,000 miles of strategically located interstate pipeline, gathering and processing assets extending from New York to the Gulf of Mexico, including an extensive footprint in the Marcellus and Utica shale production areas. CPG also operates one of the nation’s largest underground natural gas storage systems. CPG is listed on the NYSE under the ticker symbol CPGX.

Forward-Looking Statements

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning CPG and the proposed merger with TransCanada. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this release. Although CPG believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. CPG’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPG’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement with TransCanada; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; risks related to disruption of management’s attention from CPG’s ongoing business operations due to the pending merger; the impact of the announcement of the proposed merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the proposed merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the proposed merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPG’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015, as amended, and CPG’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. CPG expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this release except as required by applicable law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CPG by TransCanada. In connection with the proposed merger transaction, CPG has filed a definitive proxy statement with the SEC on May 17, 2016, which CPG expects to commence disseminating to stockholders on or about May 18, 2016. BEFORE MAKING ANY VOTING DECISION, CPG’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and CPG’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through CPG’s website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Participants in Solicitation

CPG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of CPG common stock in respect of the proposed merger. Information about the directors and executive officers of CPG can be found in CPG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 18, 2016, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on April 7, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the merger, which may be different than those of CPG’s stockholders generally, is contained in the definitive proxy statement filed with the SEC by CPG on May 17, 2016 in connection with the proposed merger.

FOR ADDITIONAL INFORMATION:

Bruce Connery	James Yardley
Vice President, Investor Relations	Director, Corporate Communications
(713) 386-3603	(713) 386-3366
blconnery@cpg.com	jyardley@cpg.com